UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2014

INVENSENSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Technology Drive, Suite #200

San Jose, California

(Address of principal executive offices)

(408) 988-7339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 28, 2014, InvenSense, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, on July 22, 2014, the Company completed the acquisition of all the outstanding shares of Movea SA, a company formed under the laws of France (“Movea”), pursuant to a Share Purchase Agreement with Movea, certain members of management of Movea and Movea shareholders. This Current Report on Form 8-K/A amends the Original Form 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Financial Statements of Movea as of and for the year ended December 31, 2013, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements of the Company are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

i.	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 30, 2014

ii.	Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended March 30, 2014

iii.	Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Movea S.A. as of and for the year ended December 31, 2013

99.2	Unaudited pro forma financial information as of March 30, 2014 and for the year ended March 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenSense, Inc.

By:	/s/ Mark P. Dentinger
Mark P. Dentinger
Chief Financial Officer

Dated: September 30, 2014

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Movea S.A. as of and for the year ended December 31, 2013

99.2	Unaudited pro forma financial information as of March 30, 2014 and for the year ended March 30, 2014